UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201

 (Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201

(Name and address of agent for service)

Registrant's telephone number, including area code: (703) 528-7788

Date of fiscal year end:  12/31

Date of reporting period:  12/31/10

Item 1. Reports to Stockholders

AEGIS High Yield Fund (AHYFX)

ANNUAL REPORT
DECEMBER 31, 2010

Shareholders’ Letter

February 16, 2011

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Annual Report for the annual period ended December 31, 2010. We would like to welcome any new shareholders to the Fund.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the annual period ended December 31, 2010, the Fund posted a total return of 14.22%, versus a total return of 15.12% for its benchmark, the Barclays Capital High Yield Index. From inception at January 1, 2004 through year-end, the Fund’s annualized total return was 8.70%, versus 8.32% for the Barclays Capital High Yield Index.

The weighted average maturity of the Fund’s portfolio at December 31st was approximately 5.0 years. The duration of the Fund portfolio was 3.1 years, compared to 4.3 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at December 31st was $9.99 per share, versus $10.19 at the beginning of the year. Income and capital gain distributions totaling $1.59 per share were paid during the annual period. At December 31st, the Fund’s SEC 30-day annualized yield to maturity was 8.1%.

During 2010, high yield bond prices rallied and high yield spreads compressed. As of this writing, high yield bond spreads (as measured by the Yield-to-Worst of the Barclays Capital High Yield Very Liquid Index over 10-year treasuries) are at approximately 375 basis points. This is down from 581 basis points at the start of the year, and below the 544 basis point 16-year average. This level is reflective of a market where demand for high-yield bonds is very robust. It is also noteworthy that the current spread is based off of treasury yields that are at the lower end of historical norms. We are cognizant of the risk of rising interest rates and have made efforts to position the portfolio accordingly, favoring bonds with shorter effective durations.

While attractive risk/reward opportunities in the high-yield market are less plentiful than at the beginning of 2010, we believe some select opportunities still exist, especially in the smaller issues. The Fund made significant investments during the period in energy, pulp, and tobacco related bonds and Canadian dollar denominated debentures of tangible asset companies. The Fund continues to seek out investments in debt that is favorably situated in the capital structure of companies experiencing improving business and balance sheet fundamentals.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Fourth Quarter 2010 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $1 million. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

* — Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending December 31, 2010 are 14.22%, 11.88%, 10.19%, and 8.69% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending December 31, 2010 are 15.12%, 10.38%, 8.91%, and 8.32%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis High Yield Fund is offered by prospectus only.

Investors are advised to consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis High Yield Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegishighyieldfund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

About Your Fund’s Expenses
December 31, 2010
(Unaudited)

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees, transaction costs, redemption fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2010 – December 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (07/01/2010)	Ending Account Value (12/31/2010)(1)	Expenses Paid During Period(2)	Ending Account Value (12/31/2010)	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$1,130.99	$6.43	$1,018.97	$6.09

(1)	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 to December 31, 2010 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2010 to December 31, 2010 was 13.10%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2010 and 12/31/2010).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees.

Key statistics

Results of a $10,000 Investment

Average Annual Total Returns (As of December 31, 2010)

	Aegis High Yield	Barclays Capital HY Index
Trailing 1 Year	14.22%	15.12%
Trailing 3 Year	11.88%	10.38%
Trailing 5 Year	10.19%	8.91%
Since inception (January 1, 2004)	8.70%	8.32%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2010, the effective date of the most recent prospectus, the gross expense ratio for the fund was 2.45%.

Portfolio Characteristics
December 31, 2010
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		1.8%
Diversified Financial Services	0.1%
Real Estate Investment Trusts	1.7%
Corporate Bonds		77.7%
Agriculture	5.8%
Apparel	2.1%
Chemicals	7.8%
Coal	4.0%
Diversified Financial Services	2.0%
Engineering & Construction	0.8%
Entertainment	3.0%
Gas	3.5%
Home Builders	2.9%
Investment Companies	2.4%
Iron/Steel	0.0%
Lodging	1.1%
Media	3.1%
Mining	3.0%
Miscellaneous Manufacturing	1.9%
Oil Companies – Exploration & Production	15.7%
Oil Refining & Marketing	8.6%
Real Estate Investment Trusts	5.9%
Retail	0.0%
Transportation	3.0%
Trucking & Leasing	1.1%
Preferred Stocks		5.7%
Insurance	2.5%
Oil Companies – Exploration & Production	3.2%
Short-Term Investments		20.1%
Liabilities in Excess of Other Assets		(5.3)%
Net Assets		100.0%

Portfolio Characteristics
December 31, 2010
(Unaudited)

Credit Quality – % of Corporate Bonds

BB	6.0%
B	50.0%
CCC	12.5%
Below CCC or other	31.5%
Total	100.0%

Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	3.4%
1 – 3 years	18.4%
4 – 6 years	56.2%
7 – 10 years	17.2%
More than 10 years	4.8%
Total	100.0%

Schedule of Portfolio Investments
December 31, 2010

	Shares or Principal Amount	Value
Common Stock – 1.8%
Diversified Financial Services – 0.1%
ADFITECH, Inc.(1)	5,000	$12,500
Real Estate Investment Trusts – 1.7%
CommonWealth REIT	15,800	403,058
Total Common Stock (Cost $472,057)		415,558
Corporate Bonds – 77.7%
Agriculture – 5.8%
Alliance One Intl., Inc., Sr. Subord., 5.50%, 7/15/2014	$500,000	565,625
Vector Group Ltd., Company Guarantee, 11.00%, 8/15/2015(2)	750,000	774,375
		1,340,000
Apparel – 2.1%
Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014	462,000	492,030
Chemicals – 7.8%
American Pacific Corp., Company Guarantee, 9.00%, 2/1/2015	1,000,000	990,000
Kronos Intl., Inc., Sr. Sec., 6.50%, 4/15/2013(3)	600,000	809,803
		1,799,803
Coal – 4.0%
International Coal Group, Inc., Company Guarantee, 4.00%, 4/1/2017	250,000	382,500
Murray Energy Corp., Sr. Sec., 10.25%, 10/15/2015(2)	500,000	527,500
		910,000
Diversified Financial Services – 2.0%
ADFITECH, Inc., Sr. Sec., 8.00%, 3/15/2020	19,567	13,380
Penson Worldwide, Inc., Sr. Unsec., 8.00%, 6/1/2014(2)	500,000	456,875
		470,255
Engineering & Construction – 0.8%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 2/14/2049(3)	650,000	188,921

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2010

	Principal Amount	Value
Corporate Bonds – (continued)
Entertainment – 3.0%
Jacobs Entertainment, Inc., Company Guarantee, 9.75%, 6/15/2014	$500,000	$488,750
Mohegan Tribal Gaming Authority, Company Guarantee, 6.125%, 2/15/2013	250,000	208,750
		697,500
Gas – 3.5%
Sabine Pass LNG, L.P., Sr. Sec., 7.50%, 11/30/2016	860,000	810,550
Home Builders – 2.9%
Staunton Hotel LLC, Notes, 6.25%, 6/1/2029(2)	1,200,000	663,754
WCI Communities, Inc., Company Guarantee, 9.125%, 5/1/2012(1)(4)(5)	200,000	—
		663,754
Investment Companies – 2.4%
Offshore Group Investments Ltd., Sr. Sec., 11.50%, 8/1/2015(2)	500,000	545,000
Iron/Steel – 0.0%
Ryerson, Inc., Company Guarantee, 8.25%, 12/15/2011	5,000	4,700
Lodging – 1.1%
MGM Resorts International, Company Guarantee, 6.75%, 4/1/2013	250,000	249,750
Media – 3.1%
Fisher Communications, Inc., Company Guarantee, 8.625%, 9/15/2014	500,000	510,000
Hearst-Argyle Television, Inc., Sr. Unsec., 7.00%, 1/15/2018	265,000	207,082
Young Broadcasting, Inc., Sr. Subord. Notes, 10.00%, 3/1/2011(1)(4)(5)	235,000	—
		717,082

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2010

	Principal Amount	Value
Corporate Bonds – (continued)
Mining – 3.0%
Jaguar Mining, Inc., Sr. Unsec., 4.50%, 11/1/2014(2)	$750,000	$688,125
Miscellaneous Manufacturing – 1.9%
Arctic Glacier Income, Sub Debentures, 6.50%, 7/31/2011(3)	405,000	348,260
Reddy Ice Corp., Sr. Sec., 13.25%, 11/1/2015	98,000	84,280
		432,540
Oil Companies-Exploration & Production – 15.7%
ATP Oil & Gas Corp., Sr. Sec., 11.875%, 5/1/2015(2)	1,000,000	950,000
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 13.75%, 12/1/2015(2)	750,000	750,000
Endeavour Intl. Corp., Sr. Unsec., 6.00%, 1/15/2012	500,000	487,500
Panoro Energy ASA, Sr. Sec., 12.00%, 11/15/2018(2)	500,000	505,000
RAAM Global Energy Co., Sr. Sec., 12.50%, 10/1/2015(2)	900,000	928,125
		3,620,625
Oil Refining & Marketing – 8.6%
Coffeyville Resources LLC, Sr. Sec., 10.875%, 4/1/2017(2)	1,000,000	1,080,000
Western Refining, Inc., Sr. Sec., 11.25%, 6/15/2017(2)	830,000	900,550
		1,980,550

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2010

	Shares or Principal Amount	Value
Corporate Bonds – (continued)
Real Estate Investment Trusts – 5.9%
BTB Real Estate Investment Trust, Sub Debentures, 8.00%, 10/3/2011(3)	$261,000	$262,759
Huntingdon Real Estate Investment Trust, Sub Debentures, 7.50%, 3/31/2012(2)(3)	19,000	19,252
InterRent Real Estate Investment Trust, Subord., 7.00%, 1/31/2013(3)	461,000	454,370
Royal Host Real Estate Investment Trust, Sub Debentures, 5.90%, 6/30/2014(3)	300,000	253,218
Royal Host Real Estate Investment Trust, Subord., 6.25%, 9/30/2013(3)	425,000	375,503
		1,365,102
Retail – 0.0%
Finlay Fine Jewelry Corp., Sr. Notes, 8.375%, 6/1/2012(1)(4)(5)	100,000	—
Transportation – 3.0%
Horizon Lines, Inc., Sr. Unsec., 4.25%, 8/15/2012	750,000	694,687
Trucking & Leasing – 1.1%
Greenbrier Companies, Inc., Sr. Notes, 8.375%, 5/15/2015	250,000	254,375
Total Corporate Bonds (Cost $17,964,987)		17,925,349
Preferred Stocks – 5.7%
Insurance – 2.5%
Aspen Insurance Holdings Ltd., 5.625%	10,432	573,030
Oil Companies – Exploration & Production – 3.2%
ATP Oil & Gas Corp., 8.000%(2)	8,200	738,000
Total Preferred Stocks (Cost $1,467,322)		1,311,030

See Notes to Financial Statements.

Schedule of Portfolio Investments
December 31, 2010

	Principal Amount	Value
Short-Term Investments – 20.1%
UMB Bank Money Market Fiduciary, 0.010%(6)	$4,639,317	$4,639,317
Total Short-Term Investments (Cost $4,639,317)		4,639,317
Total Investments – 105.3% (Cost $24,543,683)		24,291,254
Liabilities in Excess of Other Assets – (5.3)%		(1,219,089)
Net Assets – 100.0%		$23,072,165

(1)	Non-income producing securities.
(2)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(3)	Foreign security value denominated in U.S. Dollars, principal amount listed in local currency.
(4)	Issue is in default or bankruptcy.
(5)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Funds Board of Trustees.
(6)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of December 31, 2010.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2010

Assets
Investments at value (amortized cost $24,543,683)	$24,291,254
Receivable for Fund shares sold	27,061
Interest and dividends receivable	384,347
Due from advisor	41
Prepaid assets	12,410
Total assets	24,715,113
Liabilities
Payable for investments purchased	1,576,476
Payable for Fund shares purchased	24,870
Accrued Trustee and chief compliance officer fees	7,824
Accrued expenses	33,778
Total liabilities	1,642,948
Net assets	$23,072,165
Net assets consist of:
Paid-in capital	$22,867,316
Undistributed net investment income	37
Accumulated net realized gain from investments	456,301
Net unrealized depreciation of investments and foreign currency	(251,489)
Net assets	$23,072,165
Net asset value, offering and redemption price* per share (2,309,806 shares of beneficial interest outstanding; unlimited number of shares authorized, no par value)	$9.99

*	Value may be less than NAV due to redemption fee.

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2010

Investment Income
Dividend income	$120,627
Interest income	1,574,591
Total investment income	1,695,218
Expenses
Investment advisory fees	172,351
Fund servicing fees	40,000
Legal fees	36,040
Trustee & chief compliance officer fees	33,502
Registration fees	24,680
Printing and postage fees	23,030
Audit fees	16,500
Miscellaneous fees	8,686
Transfer agent & custody fees	6,478
Insurance fees	3,889
Gross expenses	365,156
Waiver of fees	(135,358)
Net expenses	229,798
Net investment income	1,465,420
Realized and unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	2,211,141
Net realized loss on foreign currency transactions	(4,747)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(1,192,934)
Net realized and unrealized gain on investments and foreign currency	1,013,460
Net increase in net assets resulting from operations	$2,478,880

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended

	December 31, 2010	December 31, 2009
Increase in net assets from operations
Net investment income	$1,465,420	$900,919
Net realized gain on investments	2,211,141	161,629
Net realized loss on foreign currency transactions	(4,747)	—
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,192,934)	3,710,173
Net increase in net assets resulting from operations	2,478,880	4,772,721
Distributions
Net investment income ($0.80 and $0.72 per share, respectively)	(1,493,410)	(878,314)
Net realized gain from investments ($0.79 and $0.00 per share, respectively)	(1,645,456)	—
Total distributions	(3,138,866)	(878,314)
Capital share transactions*
Subscriptions	29,098,315	19,377,483
Distributions reinvested	2,713,445	819,526
Redemptions	(26,169,404)	(11,446,542)
Redemption fees	25,565	—
Total capital share transactions	5,667,921	8,750,467
Net increase in net assets	5,007,935	12,644,874
Net assets at beginning of year	18,064,230	5,419,356
Net assets at end of year	$23,072,165	$18,064,230
Undistributed net investment income included in net assets at end of year	$37	$20,460
*Share information
Subscriptions	2,801,176	2,096,356
Distributions reinvested	269,686	93,745
Redemptions	(2,534,583)	(1,216,325)
Net increase in shares	536,279	973,776

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each year:

	For the Years Ended December 31,
	2010	2009	2008	2007	2006
Per share data:
Net asset value – beginning of year	$10.19	$6.78	$9.93	$10.69	$10.17
Income (loss) from investment operations:
Net investment income	0.79	0.73	0.77	0.74	0.74
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.59	3.40	(3.14)	(0.64)	0.74
Total from investment operations	1.38	4.13	(2.37)	0.10	1.48
Less distributions declared to shareholders:
Net investment income	(0.80)	(0.72)	(0.77)	(0.74)	(0.76)
Net realized capital gain	(0.79)	—	(0.01)	(0.12)	(0.20)
Total distributions	(1.59)	(0.72)	(0.78)	(0.86)	(0.96)
Redemption fees	0.01	—	—	—	—
Net asset value – end of year	$9.99	$10.19	$6.78	$9.93	$10.69
Total investment return	14.22%	63.85%	(25.18)%	0.74%	15.13%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20%	1.20%	1.20%	1.20%	1.20	%(1)
Expenses before reimbursement	1.90%	2.35%	3.24%	3.21%	5.15%
Net investment income	7.64%	8.92%	8.64%	7.06%	7.12%
Portfolio turnover	123%	65%	9%	37%	58%
Net assets at end of year (000’s)	$23,072	$18,064	$5,419	$7,553	$3,224

(1)	Ratio after expense reimbursement, before fees paid indirectly, is 1.20%.

See Notes to Financial Statements

Notes to Financial Statements
December 31, 2010

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end investment management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2010, there were no significant transfers between Level 1 and 2. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$415,558	$—	$—	$415,558
Corporate Bonds	—	17,925,349	—	17,925,349
Preferred Stocks
Insurance	573,030	—	—	573,030
Oil Companies – Exploration & Production	—	738,000	—	738,000
Short-Term Investments*	—	4,639,317	—	4,639,317
Total	$988,588	$23,302,666	$—	$24,291,254

* The Company maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Company is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Company manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies  – (continued)

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies  – (continued)

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2011 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the year ended December 31, 2010, the Advisor waived fees in the amount of $135,358.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2010, there was $390,418 of fees available to be recovered no later than December 31, 2013, of which, $138,399, $116,661 and $135,358 are recoverable through December 31, 2011, 2012 and 2013 respectively.

Notes to Financial Statements
December 31, 2010

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Certain officers and Trustees of the Fund are also officers and Trustees of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $22,478,218 and $20,219,758 respectively, for the year ended December 31, 2010.

5. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2010, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$24,543,099
Gross unrealized appreciation	$1,029,916
Gross unrealized depreciation	(1,281,761)
Unrealized appreciation on foreign currency	940
Net unrealized depreciation	$(250,905)

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$455,754
Undistributed long-term gains	—
Tax accumulated earnings	455,754
Accumulated capital and other losses	$—
Unrealized depreciation on investments and foreign currency	(250,905)
Total accumulated earnings	$204,849

Notes to Financial Statements
December 31, 2010

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

The tax components of dividends paid during the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from ordinary income	$2,928,501	$878,314
Distributions paid from long-term capital gains	210,365	—
Total Distributions	$3,138,866	$878,314

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2010, events and transactions subsequent to December 31, 2010, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Aegis High Yield Fund and
Board of Trustees of The Aegis Funds

We have audited the accompanying statement of assets and liabilities of Aegis High Yield Fund, a series of shares of beneficial interest of The Aegis Funds (“Fund”), including the schedule of portfolio investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis High Yield Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 25, 2011

Trustees and Officers
(Unaudited)

Name, Age, and Address	Position	Business Experience and Trusteeships During the Past 5 Years
Scott L. Barbee* (39) 1100 North Glebe Road Suite 1040 Arlington, VA 22201	President, Trustee	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since 1997; Treasurer and Trustee of the Fund since 2003; Secretary of each Fund since 2006; President of Aegis Financial Corporation, Aegis Value Fund, and the Fund since 2009.
David A. Giannini (57) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris, 1997-2006; Director of the Aegis Value Fund since 2006; Trustee of the Fund since 2006.
Eskander Matta (40) 50 Beale Street San Francisco, CA 94105	Trustee	Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Aegis Value Fund since 1997; Trustee of the Fund since 2003.
V. Scott Soler (41) 7500 San Felipe Suite 340 Houston, TX 77063	Trustee	Partner at Limestone Value Partners and Strategic Consultant of Quantum Energy Partners since 2011; Managing Director of Quantum Energy Partners 2006-2011; Research Analyst and Managing Director of Morgan Stanley 1996-2006. Director of the Aegis Value Fund since 2007; Trustee of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Other Information
(Unaudited)

Long Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code Aegis High Yield Fund hereby designates $210,365 as long-term capital gains distributed during the year ended December 31, 2010.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 26, 2010, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreements, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the

Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and with the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2010 and the 1-year, 3-year, 5-year and since inception periods ended September 30, 2010.) The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2010, the Aegis High Yield Fund returned 8.49%, while its benchmark index, the Barclays Capital High Yield Index, returned 11.53% during the same period. For the 1-year, 3-year and 5-year periods ended September 30, 2010, the Fund returned 15.09%, 9.14% and 9.23% (average annual total return), compared to 18.44%, 8.75% and 8.37% for the Barclays Capital High Yield Index. Since inception on January 1, 2004 through September 30, 2010, the Fund has an 8.20% average annual total return versus 8.13% for the Barclays Capital High Yield Index. The Board also considered information comparing the performance of the Aegis High Yield Fund with the performance of at least twenty U.S. high-yield bond funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Funds’ performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, during 2010, assets of the Aegis High Yield Fund increased from $13.7 million to $19.4 million. The Board determined that AFC did not realize any material economies of scale during 2010, and that the Funds would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to similarly-situated funds. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Funds against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Funds and the other clients.

With respect to Aegis High Yield Fund, the Board noted that the Fund paid an advisory fee of 0.90% of net assets during 2010 and that other fund expenses were capped at 0.30%, for a total expense ratio of 1.20%. The Board considered that the Fund’s actual expenses for six months ending June 30, 2010 were approximately 1.72%, and for 2009 were 3.22% of net assets, with the excess being absorbed by AFC under the expense limitation agreement between the Fund and AFC. The Board noted that according to a search of high-yield bond funds on Morningstar.com, the peer group median gross expense ratio of the 578 high-yield bond funds currently tracked by Morningstar is 1.19% and the peer group median net expense ratio of the 578 high-yield bond funds is 1.10%. The Board also noted that the median management fee percentage of the 616 high-yield bond funds currently tracked by Morningstar is 0.60%, with the median size of the funds being $634.2 million.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

Aegis High Yield Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Phone: (800) 528-3780
Internet: www.aegisfunds.com

Board of Trustees
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, VA 22201-4798

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, MO 64106

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market St. 26th Floor
Philadelphia, PA 19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2. Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.    Audit Committee Financial Expert

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.    Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,000 in 2010 and $14,000 in 2009.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2010 and $2,000 in 2009.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2009 and 2010 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2010 and NONE in 2009.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.

Item 5.    Audit Committee of Listed Registrants

Not applicable.

Item 6.    Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008.  (SEC Accession No. 0001144204-08-013668)

(a)(2) Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)  Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:      /s/ Scott L. Barbee
            Scott L. Barbee, President

Date:  March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Scott L. Barbee
           Scott L. Barbee, President

Date:  March 4, 2011

By:     /s/ Sarah Q. Zhang
           Sarah Q. Zhang, Treasurer

Date:  March 4, 2011